UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

Kitty Hawk, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25202 (Commission File Number)	75-2564006 (I.R.S. Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW Airport, Texas (Address of principal executive offices)	75261 (Zip Code)

Registrant’s telephone number, including area code: (972) 456-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Background

As previously reported, on or about May 1, 2000, Kitty Hawk, Inc. (the “Company”) and all of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Bankruptcy Court”). These proceedings were jointly administered under case No. 400-42141-BJH-11.

On August 5, 2002, the Bankruptcy Court entered an order dated August 5, 2002, confirming the Debtors’ Final Joint Plan of Reorganization dated August 2, 2002, with certain modifications (as so modified, the “Plan”). On September 26, 2002, the Bankruptcy Court entered another order dated September 26, 2002, approving a modification to the Plan to allow for the Plan to become effective on or before October 1, 2002, as compared to a date of September 1, 2002, as originally contemplated in the Plan. On September 30, 2002, the Plan became effective.

Under the Plan, beneficial owners (the “Noteholders”) of the Company’s 9.95% Senior Secured Notes Due 2004 (the “Senior Notes”) were entitled to receive, among other things, 81% of the shares of the Company’s common stock, par value $.01 per share (the “New Stock”), to be issued under the Plan. The proposed distribution of New Stock to the Noteholders under the Plan caused the U.S. Department of Transportation (the “DOT”) to express concern that non-U.S. citizens might own more New Stock than is permitted by federal law. Under federal law, as interpreted by the DOT, at least 75% of the voting stock of a U.S. certificated air carrier must be owned and controlled by “United States citizens,” as defined by 49 U.S.C. §40102(a)(15). After extensive negotiations, the DOT indicated that the Company could resolve the DOT’s concerns about non-U.S. citizen ownership of New Stock by issuing to non-U.S. citizens, on a pro rata basis, no more than 22.5% of the total New Stock to be issued under the Plan and issuing warrants to purchase any additional shares of New Stock that the non-U.S. citizens would otherwise be entitled to receive if they were U.S. citizens.

Modification of the Plan

On December 23, 2002, the Company filed a motion with the Bankruptcy Court seeking an order modifying the Plan to provide that (i) the Noteholders will receive New Stock and warrants to purchase New Stock equal, collectively, to 81% of the total New Stock to be issued under the Plan, (ii) all Noteholders that are non-U.S. citizens will share, ratably, in a distribution of 21.5% of the New Stock outstanding on the date of issuance and, to the extent that non-U.S. citizens are entitled to more than 21.5% of the New Stock outstanding on the date of issuance, they will receive warrants to purchase the remaining shares of New Stock that they would otherwise receive if they were U.S. citizens, and (iii) the warrants be exempt from federal, state or local law requiring the registration of such securities, to the extent provided by section 1145 of the Bankruptcy Code. The remaining 1% of the 22.5% of New Stock that could be distributed to non-U.S. citizens shall be reserved for distribution to the general unsecured trade creditors of the Company who are non-U.S. citizens. The Company’s motion further requested that the Bankruptcy Court’s order authorize the Company to file an amendment to its Second Amended and Restated Certificate of Incorporation to reduce the par value of the New Stock from $0.01 per share to $0.000001 per share.

On January 29, 2003, the Bankruptcy Court granted the Company’s motion and entered an order on January 31, 2003, granting all the relief requested in the Company’s motion, as described above. A copy of the Bankruptcy Court’s order is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Distribution of New Stock and Warrants

The Company expects to begin distributing New Stock and warrants to purchase New Stock to the Noteholders as soon as practicable, but no in event later than thirty (30) business days after January 31, 2003 or such other date as agreed to by the Company and HSBC BANK USA, as successor trustee and collateral trustee for the Senior Notes (the “Indenture Trustee”), as provided in the Plan. Distributions of New Stock and warrants to purchase New Stock will be made to the Noteholders that appear as Noteholders of record on the records of the Company, the Indenture Trustee and/or the Senior Note Custodian, as defined in the Plan, as of the close of business on October 21, 2002. Neither the Company, the Indenture Trustee, nor any Senior Note Custodian, as defined in the Plan, is required to recognize any transfer of legal or beneficial ownership of a Senior Note that occurred after October 21, 2002.

The warrants authorized by the Bankruptcy Court’s order have an exercise price of $0.000001 per share, have a term of 10 years and are exercisable only by a citizen of the United States as defined by 49 U.S.C. §40102(a)(15). The warrants will have the same transferability as shares of New Stock issued under the Plan. The forms of warrant to be issued by the Company to affiliates and non-affiliates are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by this reference.

Forward-Looking Statements

This report contains and incorporates forward-looking statements, including statements regarding the Company’s continuing operations and business, future financial performance and financial condition. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual plans of the Company to differ materially from any future plans expressed or implied by such forward-looking statements. Such factors include, but are not limited to: world-wide business and economic conditions; acquisitions, recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability; and regulatory actions. All forward-looking statements involve substantial risks and uncertainties beyond the Company’s control. The Company undertakes no obligation to update or revise any forward-looking statements contained in the Plan or this report for events or circumstances after the date on which such forward-looking statements are made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits

The Exhibit Index attached hereto is incorporated by reference herein.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.

Date: February 7, 2002

	By:	/s/ Drew Keith
	Name:	Drew Keith
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Order Granting Second Motion to Modify Debtors’ Final Joint Plan of Reorganization dated January 31, 2003

99.2	Form of Warrant to Purchase Common Stock of the Company (Affiliates)

99.3	Form of Warrant to Purchase Common Stock of the Company (Non-Affiliates)